Cash	12 Months Ended
Dec. 31, 2025
Disclosure of Cash And Cash Equivalents [Abstract]
Cash
6.	CASH
The Company’s cash comprise of cash on hand and interest-bearing demand deposits. As at December 31, 2025, the Company held a cash balance of $1,228,614 (2024 - $19,997), with the majority of balances earning interest at floating rates based on daily bank deposit rates.
The elevated balance at December 31, 2025 is attributable to the net proceeds from a U.S. initial public offering and the issuance of senior unsecured notes. These proceeds were held to fund the acquisition of Joe Hudson’s Collision Center, which subsequently closed on January 9, 2026.